Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), Jeremy M. Levin, Chief Executive Officer of Ovid Therapeutics Inc._ (the “Company”), and Jeffrey Rona, Chief Business and Financial Officer of the Company, each hereby certifies that, to the best of his or her knowledge:
(1) The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, to which this Certification is attached as Exhibit 32.1 (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
In Witness Whereof, the undersigned have set their hands hereto as of the 8th day of March, 2024.

	By	/s/ Jeremy M. Levin
Jeremy M. Levin Chief Executive Officer (Principal Executive Officer)

Date: March 8, 2024
	By	/s/ Jeffrey Rona
Jeffrey Rona Chief Business and Financial Officer (Principal Financial and Accounting Officer)